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                                EXHIBIT 23.1

                      CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 23, 1998, with respect to the combined financial statements of International Information Technology, Inc. and International Information Technology IIT, C.A., included in the Registration Statement (Form S-1) and related Prospectus of USINTERNETWORKING, Inc. dated January 15, 1999.

                                       /s/ Ernst & Young LLP
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Baltimore, Maryland
January 15, 1999